Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                         VA Strategic Income Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	12
Fund at a Glance	3	Statement of Operations	13
Portfolio Manager Interview	4	Statement of Changes in Net Assets	14
Financial Highlights	6	Notes to Financial Statements	15
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-monthlow against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many differentopportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Fund at a Glance as of June 30,  2001

“The environment was positive for
high yield securities; however,
conditions were challenging for
both foreign bonds and U.S.
Treasuries.”

Portfolio
Management

Prescott B. Crocker, CFA Tenure: March 1997

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

6 month return	1.11%

Average Annual Returns

1 year	2.97%

Since Portfolio Inception	3.04%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Long Term Government Bond Index (LBLTGBI), the Merrill Lynch High Yield Bond Index (MLHYB) and the Consumer Price Index (CPI).

The LBABI, LBLTGBI and MLHYB are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA Strategic Income Fund returned 1.11% for the six-month period ended June 30, 2001. The Lehman Brothers Aggregate Bond Index returned 3.62% for the same period. The performance of each sector for the same period is reflected by these widely followed market benchmarks: High Yield — Chase Bank High Yield Index: 2.15%; Foreign — Merrill Lynch Non-U.S. Dollar Sovereign Bond Index: 2.20%; U.S. Government — 10-year U.S. Treasury Note: –0.82%.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$19,307,837

Average Credit Quality	BBB+

Effective Maturity	5.9 years

Average Duration	4.7 years

Portfolio Composition

(as a percentage of 6/30/2001 portfolio assets)

Corporate Bonds	33.0%

Foreign Obligations	28.3%

U.S. Treasury Obligations	17.0%

Mutual Fund Shares	11.2%

Yankee Obligations	10.5%

What were the investment environments like in each of the fund’s sectors?

The environment was positive for high yield securities; however, conditions were challenging for both foreign bonds and U.S. Treasuries. High yield bonds benefited from continued economic stimulation by the Federal Reserve Board, and from shifts in the yield curve that caused longer-term yields to be higher than shorter-term yields — a phenomenon known as a positively sloped yield curve. The increasingly favorable conditions enabled investors to feel more comfortable with credit risk. As this occurred, the yield premiums provided by high yield bonds relative to U.S. Treasuries shrunk, reflecting the stronger comparative performance of high yield bonds.

Prices also rose because of positive supply and demand factors. Issuers took advantage of the market’s favorable conditions by bringing an abundance of new supply. Demand for the new bonds was hearty. While cash flowed heavily into high yield mutual funds, insurance companies and pension funds increased their allocations to high yield securities, pushing the market’s returns higher.

With the U.S. dollar continuing to outperform other currencies, the foreign sector was less positive. Expectations for a European economic recovery trailed those for the United States for much of the period, keeping the dollar strong, relative to the euro and other European currencies.

Prices in the long-term U.S. Treasury market fell, pushing yields higher. The Federal Reserve Board cut short-term interest rates six times, which caused some investor concern about a potential increase in future inflation.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Portfolio Manager Interview

What strategies did you use in managing the fund?

Our high yield bond strategy focused on careful security and industry selection. We sought bonds with moderate credit risk — typically rated “B+” — because of their higher level of income and their tendency to encounter fewer credit problems during an economic slowdown. We protected the fund’s returns by substantially reducing holdings in the telecommunications sector and underweighting the fund in the wireless communications and media industries, two areas that performed poorly.

We managed duration in the U.S. Treasury sector, shortening duration in anticipation of higher interest rates. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and conversely, shortening duration enhances price stability.

The dollar’s strength and weak foreign currencies limited the fund’s ability to achieve positive returns in the foreign sector. To protect gains, we engaged in hedging our currency positions. Hedging is an investment strategy that negates the effect of changes in currency prices.

Portfolio Quality

(as a percentage of 6/30/2001 market value of bonds)

AAA	48.5%

BBB	3.7%

BB	13.2%

B	29.1%

CCC	2.6%

Less than CCC	1.8%

Not Available	1.1%

What is your outlook over the next six months?

We are optimistic, although cautiously so about the U.S. Treasury market. Our outlook for high yield bonds remains very favorable. Historically, a positively sloped yield curve has typically resulted in an attractive environment for high yield bonds which has lasted for several years, and we believe that trend will develop this time as well. Recent comments by Federal Reserve Board Chairman, Alan Greenspan, indicated the Fed intends to keep its accommodative interest rate policy in place to stimulate the economy.

The prospects for foreign investing also are encouraging. The U.S. dollar was very strong at the end of the period, and we believe it will not be able to sustain this high valuation relative to other currencies. Foreign bonds — such as those held by the fund — will benefit if, as expected, other currencies get stronger and the dollar weakens in the near future. In the United States, we believe the long-term Treasury market will stabilize after the recent period of higher interest rates and steep price declines, as investors come to believe longer-term U.S. Treasuries have become oversold.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999 #	1998 #	1997 (a) #

Net asset value, beginning of period	$9.01	$ 10.56	$ 10.39	$ 10.20	$ 10.00

Income from investment operations
Net investment income	0.31	0.85	0.73	0.64	0.32
Net realized and unrealized gains or losses on securities and foreign currency relatedtransactions
	(0.21)	(0.93)	(0.56)	(0.04)	0.21

Total from investment operations	0.10	(0.08)	0.17	0.60	0.53

Distributions to shareholders from
Net investment income	0	(1.29)	0	(0.41)	(0.31)
Net realized gains	0	0	0	0	(0.02)

Total distributions	0	(1.47)	0	(0.41)	(0.33)

Net asset value, end of period	$9.11	$ 9.01	$ 10.56	$ 10.39	$ 10.20

Total return*	1.11%	(0.69%)	1.64%	5.91%	5.28%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,308	$ 17,950	$ 18,076	$ 11,182	$ 2,204
Ratios to average net assets
Expenses‡	0.83%†	0.84%	0.84%	1.02%	1.02%†
Net investment income	7.09%†	8.69%	7.02%	6.05%	5.34%†
Portfolio turnover rate	122%	302%	205%	231%	119%

(a)	For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–34.9%
CONSUMER DISCRETIONARY–14.6%
Auto Components–0.7%
Collins & Aikman Products Co., 11.50%, 04/15/2006 @	B	$90,000	$85,501
Hayes Lemmerz International, Inc.,
11.875%, 06/15/2006 *144A	B–	50,000	48,750

			134,251

Hotels, Restaurants & Leisure–9.0%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B–	90,000	94,500
Anchor Gaming, 9.875%, 10/15/2008	B	75,000	80,063
Argosy Gaming Co., 10.75%, 06/01/2009 @	B+	300,000	324,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	90,000	92,475
Hollywood Casino Corp., 13.00%, 08/01/2006	B–	300,000	316,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009 @	B	90,000	82,687
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB–	90,000	94,725
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB–	90,000	92,925
Six Flags, Inc., Sr. Disc. Note, Step Bond,
0.00%, 04/01/2003 †@	B	50,000	40,625
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	100,000	103,000
Venetian Casino Resort, LLC:
12.25%, 11/15/2004 @	B–	165,000	177,375
14.25%, 11/15/2005 @	CCC+	135,000	143,100
WCI Communities, Inc., 10.625%, 02/15/2011 *	B	100,000	104,500

			1,746,475

Household Durables–1.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB–	200,000	206,500
Simmons Co., Ser. B, 10.25%, 03/15/2009	B–	100,000	97,500

			304,000

Leisure Equipment & Products–0.0%
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 •ƒ@	D	100,000	10

Media–3.0%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	90,000	84,150
Charter Communications Holdings, LLC, 10.75%, 10/01/2009	B+	150,000	158,625
Echostar DBS Corp., 9.375%, 02/01/2009	B+	90,000	88,650
Emmis Escrow Corp., Sr. Disc. Note, Step Bond,
0.00%, 03/15/2006*144A†	B–	250,000	142,500
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	100,000	96,500

			570,425

Multi-line Retail–0.3%
Ames Department Stores, Inc., 10.00%, 04/15/2006	CCC–	300,000	66,000

CONSUMER STAPLES–0.6%
Food Products–0.6%
Weight Watchers International, Inc., 13.00%, 10/01/2009	B–	100,000	112,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–continued
ENERGY–4.5%
Energy Equipment & Services–1.6%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	$300,000	$307,500

Oil & Gas–2.9%
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	90,000	93,600
Giant Industries, Inc., 9.00%, 09/01/2007	B+	90,000	86,850
HS Resources, Inc., 9.25%, 11/15/2006	B+	90,000	94,725
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008 @	B+	90,000	90,900
Sesi, LLC, 8.875%, 05/15/2011 144A	BB–	150,000	151,125
Tri-Union Development Corp., 12.50%, 06/01/2006 144A	NA	45,000	43,031

			560,231

HEALTH CARE–3.1%
Health Care Providers & Services–3.1%
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	90,000	95,668
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B	300,000	328,500
Magellan Health Services, Inc., 9.00%, 02/15/2008	B–	90,000	85,275
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B–	90,000	97,425

			606,868

INDUSTRIALS–4.6%
Aerospace & Defense–0.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	90,000	91,800

Commercial Services & Supplies–1.6%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009 @	B+	300,000	309,750

Machinery–0.8%
AGCO Corp., 9.50%, 05/01/2008*144A	BB	45,000	43,650
Holley Performance Products, Inc., Ser. B, 12.25%, 09/15/2007	CCC–	250,000	116,250

			159,900

Road & Rail–1.7%
Greyhound Lines, Inc., Ser. B, 11.50%, 04/15/2007	CC	350,000	320,250

INFORMATION TECHNOLOGY–1.0%
Semiconductor Equipment & Products–1.0%
Amkor Technology, Inc., 9.25%, 02/15/2008*144A	BB–	100,000	94,500
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	100,000	96,500

			191,000

MATERIALS–4.6%
Chemicals–0.5%
Equistar Chemicals Place Funding Corp., 8.75%, 02/15/2009	BBB–	45,000	41,349
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007 @	BB	45,000	44,888

			86,237

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–continued
MATERIALS–continued
Containers & Packaging–0.5%
Four M Corp., Ser. B, 12.00%, 06/01/2006 @	B	$100,000	$98,500

Metals & Mining–3.1%
Alaska Steel Corp., 9.125%, 12/15/2006	BB	300,000	309,000
Newmont Mining Corp., 8.625%, 05/15/2011	BBB	300,000	296,704

			605,704

Paper & Forest Products–0.5%
Fibermark, Inc., 10.75%, 04/15/2011*144A	BB–	100,000	101,000

TELECOMMUNICATION SERVICES–1.5%
Diversified Telecommunication Services–0.5%
Nextel International, Inc., 12.75%, 08/01/2010	B–	200,000	58,500
SBA Communications Corp., Sr. Disc. Note, Step Bond,
0.00%, 03/01/2003 †	B–	55,000	44,275

			102,775

Wireless Telecommunications Services–1.0%
Price Communications Wireless, Inc., 11.75%, 07/15/2007 @	B–	90,000	96,750
Triton PCS, Inc., 9.375%, 02/01/2011 @	B–	90,000	87,750

			184,500

UTILITIES–0.4%
Gas Utilities–0.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011*144A	B+	90,000	84,600

Total Corporate Bonds			6,743,776

FOREIGN BONDS–CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED)–1.5%
FINANCIALS–1.5%
Diversified Financials–1.5%
Ono Finance Plc, 14.00%, 02/15/2011, EUR 144A	CCC+	100,000	55,847
PTC International Finance, 11.25%, 12/01/2009, EUR	B+	250,000	222,985

Total Foreign Bonds–Corporate			278,832

FOREIGN BONDS–GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED)–28.5%
Australia, 9.50%, 08/15/2003, AUD	AAA	1,300,000	719,147
Canada, 6.00%, 06/01/2008, CAD	AAA	630,000	418,965
Germany, 5.25%, 07/04/2010, EUR	Aaa	2,105,000	1,812,959
New Zealand, 8.00%, 04/15/2004, NZD	AAA	2,125,000	893,900
Norway, 6.75%, 01/15/2007, NOK	AAA	4,200,000	449,500
Poland, 8.50%, 02/12/2006, PLN	NA	840,000	172,824

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

FOREIGN BONDS–GOVERNMENT–continued
United Kingdom:
6.50%, 12/07/2003, GBP	AAA	$425,000	$611,096
7.00%, 06/07/2002, GBP	AAA	295,000	421,057

Total Foreign Bonds–Government			5,499,448

U.S. TREASURY OBLIGATIONS–17.9%
U.S. Treasury Bonds, 6.25%, 05/15/2030	AAA	209,000	221,703
U.S. Treasury Notes:
5.75%, 11/15/2005	AAA	550,000	566,569
6.00%, 09/30/2002	AAA	1,400,000	1,433,454
6.50%, 02/15/2010	AAA	1,154,000	1,240,099

Total U.S. Treasury Obligations			3,461,825

YANKEE OBLIGATIONS–CORPORATE–3.3%
CONSUMER DISCRETIONARY–0.3%
Media–0.3%
United Pan-Europe Communication, Sr. Disc. Note, Step Bond,
0.00%, 02/01/2005 †@	B–	400,000	62,000

INFORMATION TECHNOLOGY–0.3%
Semiconductor Equipment & Products–0.3%
Flextronics International, Ltd., 9.875%, 07/01/2010 @	BB–	65,000	65,000

MATERIALS–2.7%
Paper & Forest Products–2.7%
Doman Industries, Ltd., 12.00%, 07/01/2004	B+	90,000	92,700
Norampac, Inc., 9.50%, 02/01/2008	BB	90,000	94,500
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	290,000	330,600

			517,800

Total Yankee Obligations–Corporate			644,800

YANKEE OBLIGATIONS–GOVERNMENT–7.8%
Brazil, Ser. L, 8.00%, 04/15/2014	BB–	504,878	373,635
Russian Federation, 5.00%, 03/31/2030 †	B	1,275,000	614,167
United Mexican States:
8.375%, 01/14/2011	BB+	420,000	424,347
11.50%, 05/15/2026	BB+	75,000	94,838

Total Yankee Obligations–Government			1,506,987

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

WARRANTS–0.0%
FINANCIALS–0.0%
Diversified Financials–0.0%
Ono Finance Plc, Expiring 5/31/2009 144A *	500	$1,500

SHORT-TERM INVESTMENTS–11.9%
MUTUAL FUND SHARES–11.9%
Evergreen Select Money Market Fund ø	675,297	675,297
Navigator Prime Portfolio ‡	1,613,248	1,613,248

Total Short-Term Investments		2,288,545

Total Investments–(cost $21,182,027)–105.8%		20,425,713
Other Assets and Liabilities–(5.8%)		(1,117,876)

Net Assets–100.0%		$19,307,837

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933,as amended. This security has been determined to be liquid under guidelines established by the Board ofTrustees.
*	Non-income producing security.
•	Security which has defaulted on payment of interest and/or principal.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date.An effective interest rate is applied to recognize interest income daily for the bond. This rate is basedon total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
@	All or a portion of this security is on loan.
‡	Represents investment of cash collateral received for securities on loan.
ƒ	No market quotation available. Valued at fair value as determined in good faith under proceduresestablished by the Board of Trustees.
ˆ	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratingsare not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First UnionNational Bank.

Summary of Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Eurodollar
NZD	New Zealand Dollar
NOK	Norwegian Kroner
PLN	Polish Zloty
GBP	British Pound Sterling

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$21,182,027
Net unrealized losses on securities	(756,314)

Market value of securities	20,425,713
Receivable for securities sold	142,689
Receivable for Fund shares sold	40,698
Interest receivable	483,759
Receivable for closed forward foreign currency exchange contracts	224,873
Deferred organization expenses	1,393

Total assets	21,319,125

Liabilities
Payable for securities purchased	88,605
Payable for closed forward foreign currency exchange contracts	300,302
Payable for securities on loan	1,613,248
Advisory fee payable	660
Due to other related parties	159
Accrued expenses and other liabilities	8,314

Total liabilities	2,011,288

Net assets	$19,307,837

Net assets represented by
Paid-in capital	$21,231,067
Undistributed net investment income	647,008
Accumulated net realized losses on securities and foreign currency related transactions	(1,806,646)
Net unrealized losses on securities and foreign currency related transactions	(763,592)

Total net assets	$19,307,837

Shares outstanding	2,118,356

Net asset value per share	$9.11

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Interest	$737,044

Expenses
Advisory fee	48,374
Administrative services fees	9,311
Transfer agent fee	147
Trustees’ fees and expenses	224
Printing and postage expenses	3,363
Custodian fee	5,792
Professional fees	7,928
Organization expenses	1,005
Other	1,000

Total expenses	77,144
Less: Expense reductions	(591)

Net expenses	76,553

Net investment income	660,491

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(154,226)
Foreign currency related transactions	(25,544)

Net realized losses on securities and foreign currency related transactions	(179,770)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(287,765)

Net realized and unrealized losses on securities and foreign currency related transactions	(467,535)

Net increase in net assets resulting from operations	$192,956

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$660,491	$1,531,348
Net realized losses on securities and foreign currency related transactions	(179,770)	(1,564,783)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(287,765)	(88,462)

Net increase (decrease) in net assets resulting from operations	192,956	(121,897)

Distributions to shareholders from
Net investment income	0	(2,239,529)
Tax return of capital	0	(350,001)

Total distributions to shareholders	0	(2,589,530)

Capital share transactions
Proceeds from shares sold	2,829,010	3,318,225
Payment for shares redeemed	(1,663,993)	(3,322,552)
Net asset value of shares issued in reinvestment of distributions	0	2,589,703

Net increase in net assets resulting from capital share transactions	1,165,017	2,585,376

Total increase (decrease) in net assets	1,357,973	(126,051)
Net assets
Beginning of period	17,949,864	18,075,915

End of period	$19,307,837	$17,949,864

Undistributed (overdistributed) net investment income	$647,008	$(13,483)

Other Information:
Share increase (decrease)
Shares sold	306,045	338,038
Shares redeemed	(180,136)	(336,011)
Shares issued in reinvestment of distributions	0	278,500

Net increase in shares	125,909	280,527

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Strategic Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C.  Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D.  Securities Lending

The Fund may lend their securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Notes to Financial Statements (Unaudited)(continued)

E.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund.

F.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at an annual rate of 2.00% of the Fund’s gross investment income plus an amount determined by applying percentage rates, starting at 0.36% and declining to 0.11% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

For the six months ended June 30, 2001, cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $16,688,617 and $14,912,142, respectively. Cost of purchases and proceeds from sales of U.S. Government investment securities (excluding short-term securities) were $7,770,644 and $7,591,532, respectively.

The Fund loaned securities during the six months ended June 30, 2001 to certain brokers. At June 30, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,583,808 and $1,613,248, respectively. During the six months ended June 30, 2001, the Fund earned $3,865 in income from securities lending.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $21,182,027. The gross unrealized appreciation and depreciation on securities based on that cost was $396,421 and $1,152,735, respectively, with a net unrealized depreciation of $756,314.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Strategic Income Fund
Notes to Financial Statements (Unaudited)(continued)

As of December 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of $48,609, $318,630 and $855,479, expiring in 2006, 2007 and 2008, respectively.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October capital and currency losses of $393,323 and 77,597, respectively.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $591 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities held by the Fund. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Fund prior to the effective date of the change and the current year effect of this change on the operating results of the Fund are insignificant to the overall financial statements of the Fund.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558967 6/01